3Q 2018 Earnings Call 17 August 2018 Exhibit 99.3 (Furnished herewith) 26

Safe Harbor Statement & Disclosures The earnings call and accompanying material include forward-looking comments and information concerning the company’s plans and projections for the future, including estimates and assumptions with respect to economic, political, technological, weather, market acceptance, acquisitions and divestitures of businesses, anticipated transaction costs, the integration of new businesses, anticipated benefits of acquisitions, and other factors that impact our businesses and customers. They also may include financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). Words such as “forecast,” “projection,” “outlook,” “prospects,” “expected,” “estimated,” “will,” “plan,” “anticipate,” “intend,” “believe,” or other similar words or phrases often identify forward-looking statements. Actual results may differ materially from those projected in these forward-looking statements based on a number of factors and uncertainties. Additional information concerning factors that could cause actual results to differ materially is contained in the company’s most recent Form 8-K and periodic report filed with the U.S. Securities and Exchange Commission, and is incorporated by reference herein. Investors should refer to and consider the incorporated information on risks and uncertainties in addition to the information presented here. The company, except as required by law, undertakes no obligation to update or revise its forward-looking statements whether as a result of new developments or otherwise. The call and accompanying materials are not an offer to sell or a solicitation of offers to buy any of the company’s securities. Non-GAAP Financial Measures This presentation includes the following non-GAAP financial measures on an historical and forecasted basis: adjusted net income and adjusted diluted EPS. Please refer to the supplemental information located at the end of this presentation for a reconciliation of these historical and forecasted non-GAAP financial measures to the most directly comparable historical and forecasted GAAP financial measures and other important information. 27

($ millions except where noted) 3Q 2018 3Q 2018 vs. 3Q 2017 Net Sales & Revenues $10,308 32% Net Sales (equipment operations) $9,286 36% Net Income (attributable to Deere & Company) $910 42% Adjusted Net Income (attributable to Deere & Company) $849* 32% Diluted EPS ($ per share) $2.78 41% Adjusted Diluted EPS ($ per share) $2.59* 31% 3Q 2018 Overview Note: Wirtgen’s results were included in the Company’s consolidated financial statements beginning on the acquisition date of 1 December 2017. The results are incorporated with the Company’s results using a 30-day lag period and are included in the construction and forestry segment. * Excludes tax reform related net deferred tax asset remeasurement and deemed earnings repatriation tax of ~ $62 million; for reconciliation to GAAP see slide 45 28

3Q 2018 Overview Equipment Operations 3Q 2018 vs. 3Q 2017 Net Sales 36% Price realization Currency translation Wirtgen 1 point 1 point 17 points 29

Worldwide Agriculture & Turf 3Q 2018 Overview ($ millions) 3Q 2018 3Q 2018 vs. 3Q 2017 Net Sales $6,293 18% Operating Profit* $806 16% *3Q 2018 operating profit impacted by: + Shipment volumes + Price realization + Warranty-related expenses Gains on the SiteOne sale Production costs Research & development expenses 30

Global Stocks-to-Use Ratios Source: USDA, 10 August 2018 Cotton Wheat Corn Soybeans 31 0% 20% 40% 60% 80% 100% 120% 0% 10% 20% 30% 40% 50% 60% 1994 1997 2000 2003 2006 2009 2012 2015 2018P Cotton Ratios

U.S. Farm Cash Receipts Source: 2001–2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 17 August 2018 32 $0 $100 $200 $300 $400 $500 2002 2004 2006 2008 2010 2012 2014 2016 2018F $ Billions Crops Livestock Government Payments

Economic Update EU 28 * Includes wheat, barley, corn, sunflower seed, rapeseed, soybean, sugar beet, cotton, rice Source: IHS Global Insight, May 2018 Source: EU Com, LTO, July 2018 Deere & Company forecast as of 17 August 2018 33 $0 $30 $60 $90 $120 $150 2009 2012 2015 2018F US$ Billions Crop Value of Production* € 120 € 180 € 240 € 300 € 360 € 420 € 220 € 270 € 320 € 370 € 420 € 470 2009 2012 2015 2018F Beef meat and Pork meat - € per 100 kg Milk - € per MT Dairy, Beef and Pork Prices Milk Milk 10yr avg Beef meat Beef meat 10yr avg Pork meat Pork meat 10yr avg

Economic Update Brazil * Includes key grains, ethanol, sugar Source: IHS Global Insight, May 2018 9.5% 7.5% Note: PSI-FINAME was key credit line for machinery acquisition 2011–2014; Moderfrota is currently the most attractive government subsidized credit line Source: ABIMAQ (Brazilian Association of Machinery & Equipment) and BNDES Eligible Finance Rates for Agriculture Equipment 34 $0 $30 $60 $90 $120 $150 2009 2012 2015 2018F US$ Billions Crop Value of Production* Farmers with Annual Revenues >R$90M Farmers with Annual Revenues ?R$90M 2011 2013 2015 2017 All Farmers 12% 10% 8% 6% 4% 2% 0%

Fiscal 2018 Forecast Previous Forecast U.S. and Canada Ag ~ 10% ~ 10% EU 28 Ag 5-10% ~ 5% South America Ag (tractors and combines) Flat to up 5% Flat to up 5% Asia Ag ~ Flat ~ Flat U.S. and Canada Turf and Utility Flat to up 5% Flat to up 5% Agriculture & Turf Retail Sales Industry Outlook Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 35

Fiscal 2018 Forecast Previous Forecast Net Sales ~ 15% ~ 14% Currency translation ~ Flat ~ 1 point Worldwide Agriculture & Turf Deere & Company Outlook Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 36

Precision Ag & Crop Care 37

Intelligent Solutions Group Celebrating GLOBAL ENGAGED ACRES MILLION AUTOTRAC™ NOW AVAILABLE IN COUNTRIES 38

Strategic Acquisitions *Acquisition announced 31 July, 2018, expected closing 4Q18 39

($ millions) 3Q 2018 3Q 2018 vs. 3Q 2017 Net Sales $2,993 100% Operating Profit* $281 153% Worldwide Construction & Forestry 3Q 2018 Overview *3Q 2018 operating profit impacted by: + Shipment volumes + Wirtgen + Warranty expenses Production costs Sales-incentive expenses 40

(annual percentage rate* except where noted) Fiscal 2018 Forecast Previous Forecast GDP Growth 2.9% 2.7% Housing Starts (thousands) 1,299 1,293 Total Construction Investment 3.8% 2.9% Government Construction Investment 3.3% 2.0% Global Transportation Investment 6.0% 6.0% Crude Oil Price (per barrel)** $67.40 $62.60 Worldwide Construction & Forestry U.S. Economic Indicators * Change from prior year, Bureau of Economic Analysis, 2009 real dollars ** West Texas Intermediate, annual average Source: IHS Markit, Calendar Year Estimates – July 2018 (previous forecast as of April 2018) 41

Fiscal 2018 Forecast Previous Forecast Net Sales ~ 81% ~ 83% Currency translation Wirtgen ~ Flat ~ 55 points ~ 1 point ~ 56 points Worldwide Construction & Forestry Deere & Company Outlook Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 42

Worldwide Financial Services Credit Loss History Provision for Credit Losses / Average Owned Portfolio 0.15% 15 Year Average Source: Deere & Company forecast as of 17 August 2018 43 0.0% 0.5% 1.0% 1.5% 2.0% 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018F

Worldwide Financial Services ($ millions) 3Q 2018 Fiscal 2018 Forecast Previous Forecast Net Income (attributable to Deere & Company) $151 ~ $815 ~ $800 Adjusted Net Income (attributable to Deere & Company) $148* ~ $583* ~ $571* Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) * Excludes tax reform related net deferred tax asset remeasurement and deemed earnings repatriation tax of ~$4 million in the quarter, ~ $232 million for the full year forecast, and ~ $229 million for the previous forecast 44

($ millions) 3Q 2018* Fiscal 2018 Forecast** Previous Forecast Agriculture & Turf $1,399 ~ $300 ~ $175 Construction & Forestry $2,406 ~ $2,125 ~ $1,825 Total (as reported) $3,805 ~ $2,425 ~ $2,000 Total (constant exchange) $4,003 ~ $2,525 ~ $1,950 Consolidated Trade Receivables & Inventory * Change at 29 July 2018 vs. 30 July 2017 ** Change at 28 October 2018 vs. 29 October 2017 Note: Before the sale of receivables to John Deere Financial Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 45

3Q 2018 Fiscal 2018 Forecast Previous Forecast COS (percent of Net Sales) 77.0% ~ 76% ~ 76% Cost of Sales Equipment Operations Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 46

3Q 2018 vs. 3Q 2017 Fiscal 2018 Forecast Previous Forecast R&D Expense 23% ~ 21% ~ 20% Currency translation Acquisition-related activities Flat 12 points ~ 1 point ~ 9 points ~ 1 point ~ 9 points Research & Development Expense Equipment Operations Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 47

Selling, Administrative & General Expense Equipment Operations 3Q 2018 vs. 3Q 2017 Fiscal 2018 Forecast Previous Forecast SA&G Expense 19% ~ 16% ~ 18% Acquisition-related activities Incentive compensation Currency translation Commissions paid to dealers Voluntary separation program 19 points 1 point Flat Flat Flat ~ 16 points ~ 1 point ~ Flat ~ 1 point ~ 2 points ~ 16 points ~ 2 points ~ 1 point ~ Flat ~ 2 points Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 48

3Q 2018 Rest of Year 2018 Forecast Fiscal 2018 Forecast* Fiscal 2019 Forecast* Effective Tax Rate 24% 25-27% ~ 55% 25-27% Income Taxes Equipment Operations * Previous forecast ~ 56% for Fiscal 2018 and 25-27% for Fiscal 2019 Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 49

Net Operating Cash Flows Equipment Operations Fiscal 2018 Forecast* ~ $3.5 billion * Includes impact of voluntary contribution to Pension/OPEB; previous forecast ~ $3.8 billion Note: 2009-2016 adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 50 $0 $1,000 $2,000 $3,000 $4,000 $5,000 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018F $ Millions

* Previous forecast as of 18 May 2018 ** For reconciliation to GAAP see slide 45 Source: Deere & Company forecast as of 17 August 2018 ($ billions except where noted) 4Q 2018 Forecast Fiscal 2018 Forecast Previous Forecast Net Sales (equipment operations) ~ 21% ~ 30% ~ 30%* Price realization Currency translation Wirtgen ~ 2 points ~ 3 points ~ 12 points ~ 1 point ~ Flat ~ 12 points ~ 1 point* ~ 1 point* ~ 12 points* Net Income (attributable to Deere & Company) ~ $2.36 ~ $2.3* Tax Reform (net deferred tax asset remeasurement and deemed earnings repatriation tax) ~ $0.741** ~ $0.803 Adjusted Net Income (attributable to Deere & Company) ~ $3.1** ~ $3.1 Deere & Company Outlook Fiscal 2018 Forecast 51

Appendix 52

THE JOHN DEERE STRATEGY OUR PURPOSE Committed to those linked to the land GLOBAL AGRICULTURAL EQUIPMENT SOLUTIONS PREEMINENCE GLOBAL CONSTRUCTION EQUIPMENT SOLUTIONS TECHNOLOGY AND ANALYTIC$ LEADERSHIP OUTPACE INDUSTRY IN GROWTH BEST-IN-CLASS INTEGRATED SOLUTIONS 12% OPERATING MARGIN IAT MID-CYCLE) WORLD-CLASS DISTRIBUTION SYSTEM 2.5 ASSET TURNS IAT MID-CYCLE) WIN IN AFTERMARKET OUR ASPIRATIONS Realizing sustainable SVA growth through innovation and disciplined expansion CRITICAL SUCCESS FACTORS Further developing the capabilities essential to reaching our goals FOUNDATIONAL SUCCESS FACTORS Investing in the core strengths that have guided our success INTEGRATED ENTERPRISE Leveraging the strengths and unique capabilities of three types of businesses through aligned, high-performance teamwork CORE VALUES Unwavering adherence to the values that unite and differentiate us  53

Manage the balance sheet, including liquidity, to support a rating that provides access to low-cost and readily available short- and long-term funding mechanisms Reflects the strategic nature of our financial services operation Committed to “A” Rating Cash from Operations Fund Operating and Growth Needs Common Stock Dividend Share Repurchase Fund value-creating investments in our businesses Consistently and moderately raise dividend targeting a 25%-35% payout ratio of mid-cycle earnings Consider share repurchase as a means to deploy excess cash to shareholders, once above requirements are met and repurchase is viewed as value-enhancing Deere Use-of-Cash Priorities 54

Sources and Uses of Cash Fiscal 2004-2017 Equipment Operations $ Millions ~ 58% of cash from operations returned to shareholders * Other includes proceeds from maturities and sales of marketable securities and purchases of marketable securities and reconciliation for non-cash items including the effect of exchange rates on cash and cash equivalents Note: “Cash from Operations” adjusted with the adoption of FASB ASU No. 2016-09 “Improvements to Employee Share-Based Payment Accounting” Source: Deere & Company SEC filings = Source of Cash = Use of Cash 55 $4,287 $8,168 $37,440 $665 $146 $10,652 $1,345 $7,848 $13,904 $621 $0 $10,000 $20,000 $30,000 $40,000 $50,000 Beginning Cash & Cash Equivalents (Fiscal 2004) Cash From Operations Divestitures, net of Acquisitions Net Change in Debt and Intercompany Balances Capital Expenditures Investment in Financial Services Dividends Share Repurchase, net of Common Stock Issuances Other* Ending Cash & Cash Equivalents (Fiscal 2017)

Deere Quarterly Dividends Declared 1Q 2004 – 3Q 2018 * Adjusted for 2 for 1 stock split on 26 November 2007 Dividend raised 146% since 2010 56 $0.14 $0.28 $0.69 $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 2005 2006 2007* 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Share Repurchase As Part of Publicly Announced Plans * All shares adjusted for two-for-one stock split effective 26 November 2007 2004–3Q 2018: Cumulative cost of repurchases $16.8 billion Shares repurchased 248.0 million Average repurchase price $67.91 December 2013 authorization of $8 billion: Amount remaining $2.8 billion 29 July 2018 period ended basic shares 321.7 million 3Q 2018 average diluted shares 328.0 million Share Repurchase 35% net share reduction since 2004 57 $0.0 $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 0 10 20 30 40 2004 2006 2008 2010 2012 2014 2016 2018 YTD $ Billions Millions of Shares* Shares Repurchased Amount Spent

Pension and OPEB Expense ($ millions) 3Q 2018 Fiscal 2018 Forecast Previous Forecast Pension and OPEB Expense $0.4 ~ $5 ~ $10 Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 58

($ millions) Fiscal 2018 Forecast Previous Forecast Capital Expenditures ~ $925 ~ $925 Depreciation and Amortization ~ $1,000 ~ $1,000 Pension/OPEB Contributions ~ $1,100 ~ $1,100 Other Information Equipment Operations Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 59

Economic Update Other Selected Markets * Includes corn, wheat, rice, barley, sorghum, oilseeds, peanut, sugar, cotton Source: IHS Global Insight, May 2018 60 $0 $75 $150 $225 $300 2009 2012 2015 2018F US$ Billions China - Crop Value of Production* $0 $75 $150 $225 $300 2009 2012 2015 2018F US$ Billions India - Crop Value of Production*

Source: USDA, 10 August 2018 U.S. Farm Commodity Prices 61 $0.00 $0.20 $0.40 $0.60 $0.80 $1.00 $0 $4 $8 $12 $16 $20 2005 2007 2009 2011 2013 2015 2017 Cotton - $ per Pound $ per Bushel Cotton Wheat Corn Soybeans

($ per bushel except where noted) 2016/17 2017/18 Estimate Previous 2017/18 2018/19 Projection Corn $3.36 $3.40 $3.45 $3.60 Soybeans $9.47 $9.35 $9.40 $8.90 Wheat $3.89 $4.73 $4.70 $5.10 Cotton ($ per pound) $0.68 $0.68 $0.68 $0.75 U.S. Farm Commodity Prices Source: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 62

(millions) 2017/18 Estimate 2018/19 Projection Corn 82.7 81.8 Soybeans 89.5 88.9 Wheat 37.6 39.6 Cotton 11.1 10.1 Source: Deere & Company forecast as of 17 August 2018 U.S. Acres Harvested 63

(bushels per acre except where noted) 2017/18 Estimate 2018/19 Projection Corn 176.6 178.4 Soybeans 49.1 51.6 Wheat 46.3 47.4 Cotton (pounds per harvested acre) 905 911 U.S. Crop Yields Source: Deere & Company forecast as of 17 August 2018 64

U.S. Farm Cash Receipts ($ billions) 2016 2017 Forecast 2018 Forecast Previous 2018 Crops $194.4 $189.7 $188.8 $189.9 Livestock $162.9 $175.4 $177.5 $175.7 Government Payments $13.0 $11.4 $9.3 $9.3 Total Cash Receipts $370.2 $376.5 $375.6 $374.9 Source: 2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 65

U.S. Net Farm Cash Income ($ billions) 2016 2017 Forecast 2018 Forecast Previous 2018 Total Cash Receipts $370.2 $376.5 $375.6 $374.9 Other Farm-Related Income $27.9 $29.7 $31.7 $31.7 Gross Cash Income $398.1 $406.2 $407.3 $406.6 Cash Expenses ($304.1) ($309.3) ($317.9) ($317.9) Net Cash Income $94.0 $96.9 $89.4 $88.7 Source: 2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 17 August 2018 (previous forecast as of 18 May 2018) 66

U.S. Farm Balance Sheet Source: 1974–2016: USDA, 7 February 2018 2017F–2018F: Deere & Company forecast as of 17 August 2018 67 10% 15% 20% 25% 30% $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1974 1978 1982 1986 1990 1994 1998 2002 2006 2010 2014 2018F $ Billions Farm Debt Farm Equity Debt to Equity Ratio (%) Debt to Asset Ratio (%)

July 2018 Retail Sales (Rolling 3 Months) and Dealer Inventories Retail Sales U.S. and Canada Ag Industry* Deere** 2WD Tractors (< 40 PTO hp) 15% In line with the industry 2WD Tractors (40 < 100 PTO hp) 6% More than the industry 2WD Tractors (100+ PTO hp) 21% Less than the industry 4WD Tractors 30% Less than the industry Combines 23% In Line with the industry Deere Dealer Inventories*** U.S. and Canada Ag 2018 2017 2WD Tractors (100+ PTO hp) 37% 31% Combines 25% 26% * As reported by the Association of Equipment Manufacturers ** As reported to the Association of Equipment Manufacturers *** In units as a % of trailing 12 months retail sales, as reported to the Association of Equipment Manufacturers 68

Retail Sales U.S. and Canada Deere* Selected Turf & Utility Equipment Double digits Construction & Forestry First-in-the-Dirt Settlements Double digits Double digits July 2018 Retail Sales (Rolling 3 Months) Retail Sales EU 28 Ag Deere* Tractors Double digits Combines Double digits * Based on internal sales reports 69

Supplemental Statement of Consolidated Income Information Reconciliation of GAAP to Non-GAAP Financial Measures In addition to reporting financial results in conformity with accounting principles generally accepted in the United States (GAAP), the company also discusses non-GAAP measures that exclude adjustments related to U.S. tax reform. Net income attributable to Deere & Company and diluted earnings per share measures that exclude this item are not in accordance with nor a substitute for GAAP measures. The company believes that discussion of results excluding this item provides a useful analysis of ongoing operating trends. Investors should consider non-GAAP financial measures in addition to, and not as a substitute for, financial measures prepared in accordance with GAAP. The table below provides a reconciliation of the non-GAAP financial measure with the most directly comparable GAAP financial measure for the three months ended July 29, 2018, and the outlook for the twelve months ended October 28, 2018. (Millions, except per-share amounts) (Unaudited) Three Months Ended July 29, 2018 Twelve Months Ended October 28, 2018 Net Income Attributable to Deere & Company Diluted Earnings Per Share Net Income Attributable to Deere & Company GAAP measure $ 910.3 $ 2.78 Discrete tax reform expense (benefit) (61.7) (.19) Non-GAAP measure $ 848.6 $ 2.59 70

Deere & Company’s 4Q 2018 earnings call is scheduled for 9:00 a.m. central time on Wednesday, 21 November 2018 71